UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 19, 2022

Maravai LifeSciences Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39725	85-2786970
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10770 Wateridge Circle Suite 200 San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

(858) 546-0004
(Registrant’s telephone number, including area code)

Not Applicable (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	MRVI	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revisited financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement
On January 19, 2022, certain subsidiaries of Maravai LifeSciences Holdings, Inc. (the “Company”) entered into Amendment No. 2 (the “Amendment”) to the Credit Agreement, dated as of October 19, 2020, among Maravai Intermediate Holdings, LLC, Cygnus Technologies, LLC and Trilink Biotechnologies, LLC, as the borrowers, Maravai Topco Holdings, LLC, as holdings, the lenders from time to time party thereto and Morgan Stanley Senior Funding, Inc., as administrative and collateral agent (as amended, supplemented or otherwise modified, the “Credit Agreement”). The Amendment replaces the LIBOR (London Interbank Offered Rate) based interest rate with a Term SOFR (Secured Overnight Financing Rate) based rate. The Amendment also reduces the interest rate margins applicable to the term and revolving facilities under the Credit Agreement. The previous interest rate margin on the facilities was, with respect to each LIBOR-based loan, 3.75% to 4.25% and, with respect to each base rate-based loan, 2.75% to 3.25% (depending, in each case, on consolidated first lien leverage). Following the Amendment, the interest rate margin on the facilities is 3.00%, with respect to each Term SOFR-based loan, and 2.00%, with respect to each base rate-based loan. Further, the Amendment reduces the base rate floor for the term loans from 2.00% to 1.50%, sets the floor for Term SOFR-based term loans at 0.50% and sets the floor for Term SOFR-based revolving loans at 0.00%. No other significant terms under the Credit Agreement were changed in connection with the Amendment.
The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
The following exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description of Exhibit
10.1
Amendment No. 2, dated as of January 19, 2022, to the Credit Agreement, dated as of October 19, 2020, among Maravai Intermediate Holdings, LLC, Cygnus Technologies, LLC, Trilink Biotechnologies, LLC, Maravai Topco Holdings, LLC and Morgan Stanley Senior Funding, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARAVAI LIFESCIENCES HOLDINGS, INC.

Date: January 20, 2022	By:	/s/ Kevin M. Herde
	Name:	Kevin M. Herde
	Title:	Chief Financial Officer